                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 30, 1997


                                  ROMTECH, INC.
             (Exact name of registrant as specified in its charter)


Pennsylvania                          0-27102                 23-2694937
------------                          -------                 ----------
State or other juris-                 Commission              IRS Employee
diction of incorporation              File Number             Identification No.



2000 Cabot Blvd. West, Suite 110, Langhorne, PA  19047-1833
-----------------------------------------------  ----------
Address of principal executive offices                 zip code



(215) 750-6606
--------------
Registrant's telephone number, including area code

5.  Other events

         On January 30, 1997, RomTech, Inc. (the "Company") completed a private offering to accredited investors of 1,271,340 shares of Class Two Convertible Preferred Stock (the "Convertible Preferred Stock"), without par value, and 355,975 Common Stock Purchase Warrants (the "Warrants") to purchase 355,975 shares of the Company's Common Stock, without par value (the "Common Stock"), for an aggregate purchase price of $1,271,340. The private offering is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act") pursuant to Regulation D under the Act. Neither the Convertible Preferred Stock nor the Warrants have been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

         The Convertible Preferred Stock is convertible at the option of the holder beginning six months following the date of issuance into the number of shares of Common Stock equal to the number of shares of Convertible Preferred Stock surrendered for conversion divided by the conversion price, which will be the lower of (i) $5.00 or (ii) ninety percent (90%) of the average of the closing bid price of the Company's Common Stock on the Nasdaq SmallCap Market, or the primary securities exchange on which the Common Stock is then quoted, for the 10 business days immediately preceding the date on which the Securities and Exchange Commission declares effective the registration statement filed by the Company under Section 5 of the Securities Act of 1933, as amended, pursuant to the Registration Rights Agreement between the Company and the purchasers of the Convertible Preferred Stock.

         Each Warrant entitles the holder to purchase one share of Common Stock at any time during the period beginning six (6) months after the date of issuance of the Warrant until five years after the date of issuance at a price equal to the lesser of (i) $6.25 or (ii) the average of the closing bid price of the Company's Common Stock on the Nasdaq SmallCap Market, or the primary securities exchange on which the Common Stock is then quoted, plus $1.25, for the 10 business days immediately preceding the date on which the Securities and Exchange Commission declares effective the registration statement filed by the Company under Section 5 of the Securities Act of 1933, as amended, pursuant to the Registration Rights Agreement between the Company and the purchasers of the Convertible Preferred Stock.

         The holders of the Convertible Preferred Stock and the Warrants are entitled to certain registration rights pursuant to a Registration Rights Agreement, which provides that within 120 days after the date of issuance of the Convertible Preferred Stock, the Company will file with the Commission a shelf registration statement (the "Registration Statement") covering resales by holders of the Common stock issuable upon conversion of the Convertible Preferred Stock and upon exercise of the Warrants. The Company will use its best efforts to cause the registration statement to become effective as promptly as is practicable and to keep the registration statement effective for two (2) years from the date of issuance of the Convertible Preferred Stock. The Company will pay all expenses of the registration statement.

2. Financial Statements and Exhibits.

   (a) Financial Statements.

               Not applicable.

   (b) Pro Forma Financial Statements.

       (i) Consolidated Unaudited Pro Forma Balance Sheet and Statement of Operations.

   (c) Exhibits.

       *4.1 Certificate of Designation, Preferences, Powers, Rights and Number of Shares of Class Two Convertible Preferred Stock (Exhibit 4.1)

       *4.2   Form of Purchase Agreement dated as of November 15, 1996
              (Exhibit 4.2)

       *4.3   Form of Warrant Agreement dated as of November 15, 1996
              (Exhibit 4.3)

       *4.4 Form of Registration Rights Agreement dated as of November 15, 1996 (Exhibit 4.4)

       *4.5   Form of Agreement dated as of November 15, 1996 (Exhibit 4.5)

        4.6 Purchase Agreement dated January 30, 1997 between RomTech, Inc. and Odyssey Capital Group, L.P.

        4.7 Agreement dated January 30, 1997 between RomTech, Inc. and Odyssey Capital Group, L.P.

        4.8 Registration Rights Agreement dated January 30, 1997 between RomTech, Inc. and Odyssey Capital Group, L.P.

------
*Incorporated by reference to RomTech, Inc.'s Form 8-K dated November 27, 1996.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         ROMTECH, INC.





Date: February 4, 1997                   By: /s/  Gerald W. Klein
                                            ---------------------
                                            Gerald W. Klein, Vice President and
                                            Chief Financial Officer

                                  RomTech, Inc.
                      Consolidated Pro Forma Balance Sheet
                                  (Unaudited)


                                                                December 31,                              December 31,
                                                                    1996                                      1996
                                                                 Unadjusted         Adjustments            As Adjusted
                                                              -----------------  ------------------     ------------------


          ASSETS

Current assets:
   Cash and cash equivalents                                 $      820,960      $    28,000 a           $    848,960
   Restricted cash                                                   14,788                                    14,788
   Short term investments                                                 -                                         -
   Accounts receivable, net of allowance $92,971                    927,653                                   927,653
   Inventory                                                        337,307                                   337,307
   Prepaid expenses                                                 502,695                                   502,695
                                                           -----------------  ------------------     ------------------
          Total current assets                                    2,603,403           28,000                2,631,403

Furniture and equipment, net                                        194,006                                   194,006
Other assets                                                        153,685                                   153,685
                                                           -----------------  ------------------     ------------------
          Total assets                                        $   2,951,094      $    28,000             $  2,979,094
                                                           =================  ==================     ==================

          LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
   Notes payable                                             $      338,192      $  (200,000)b           $    138,192
   Accounts payable                                                 773,643                                   773,643
   Accrued expenses                                                 504,086                                   504,086
                                                           -----------------  ------------------     ------------------
          Total current liabilities                               1,615,921         (200,000)               1,415,921

Capital lease obligations net of current portion                     60,226                                    60,226
Notes payable-long term portion                                     305,992                                   305,992
Convertible subordinated debt                                       150,000                                   150,000
                                                           -----------------  ------------------     ------------------

          Total liabilities                                       2,132,139         (200,000)               1,932,139



Stockholders' equity:
   Convertible preferred stock                                    2,143,340          128,000 a,b            2,271,340
   Common stock, no par value (40,000,000 shares authorized;
      6,483,815 issued and outstanding)                           4,217,517           99,344 b              4,316,861
   Additional paid in capital                                       704,738              656 b                705,394
   Accumulated deficit                                           (6,246,640)                               (6,246,640)
                                                              -----------------  ------------------     ------------------
          Total stockholders' equity                                818,955          228,000                1,046,955
                                                              -----------------  ------------------     ------------------

          Total liabilities and stockholders' equity          $   2,951,094         $ 28,000             $  2,979,094
                                                              =================  ==================     ==================

See accompanying notes to consolidated pro forma financial statements.


                                  RomTech, Inc.
                Consolidated Pro Forma Statements of Operations
                                  (Unaudited)


                                                          Three months ended                            Six months ended
                                                             December 31,                                 December 31,
                                                      1996                 1995                     1996               1995
                                                ----------------    ----------------        ----------------    -----------------

Net revenues                                        $ 1,283,466      $  675,108             $ 2,354,483        $   1,304,232

Cost of revenues                                        365,039         226,550                 682,496              433,067
                                                ----------------   ----------------        ----------------    -----------------

Gross profit                                            918,427         448,558               1,671,987              871,165

Operating expenses:
   Product development                                  157,287         165,161                 279,279              302,182
   Selling, general and administrative                1,104,305         708,473               1,955,864            1,099,643
                                                ----------------   ---------------        ----------------    -----------------
      Total operating expenses                        1,261,592         873,634               2,235,143            1,401,825

Operating (loss)                                       (343,165)       (425,076)               (563,156)            (530,660)

Interest income (expense), net                          (14,967)        (15,880)                (28,480)             (78,889)
                                                ----------------   ---------------        ----------------    -----------------

Loss before taxes                                      (358,132)       (440,956)               (591,636)            (609,549)

Provision for income tax                                      -           3,952                       -                  800
                                                ----------------   ---------------        ----------------    -----------------

Net loss                                           $   (358,132)   $     (444,908)            $  (591,636)       $    (610,349)
                                                ================   ===============        ================    =================






Net loss per common share                          $      (0.06)       $        (0.08)            $     (0.09)       $       (0.14)

Weighted average common
      shares outstanding                              6,285,128             5,670,609               6,285,128            4,265,024



     See accompanying notes to consolidated pro forma financial statements.

                                  RomTech, Inc.
                  Consolidated Pro Forma Balance Sheet Entries
                              at December 31, 1996
                                   (Unaudited)



       Description                                      Dr.               Cr.
      -------------                                    ----              ----
 A     Cash                                          $28,000.00
       Convertible preferred stock                                    $28,000.00

       To record the sale of Class Two
       Convertible Preferred Stock.


   B   Notes payable                               $200,000.00
       Convertible preferred stock                                   $100,000.00
       Common stock                                                   $99,344.00
       Additional paid in capital                                        $656.00

       To record the conversion of $200,000
       of notes payable to $100,000 of Class
       Two Convertible Preferred Stock and
       $100,000 to exercise warrants outstanding.